The PMI Group, Inc. Supplemental Portfolio Information As of June 30, 2010 Exhibit 99.3

The PMI Group, Inc.
Definition of Terms
2/28s – refers to loans with interest rates that are fixed for two years and reset to a new interest rate at the end of year two for the remaining term of the loan.
ARMs – refers to loans with adjustable interest rates.  We consider a loan an ARM if its interest rate may be adjusted prior to the loan’s fifth anniversary.
A Quality Loans – we define A quality to include loans with credit scores of 620 and greater.
Alt-A Loans – we consider a loan Alt-A if it has a credit score of 620 or greater and the borrower requests and is given the option of providing reduced documentation verifying income, assets, deposit information and/or employment.
Captive Reinsurance – refers to agreements in which a portion of risk insured by PMI is reinsured by a captive reinsurance company affiliated with the mortgage originator or investor.
Defaults – our primary mortgage insurance master policy defines “default” as the borrower’s failure to pay when due an amount equal to the scheduled monthly mortgage payment under the terms of the mortgage. Generally, the master policies require an insured to notify PMI of a default no later than the last business day of the month following the month in which the borrower becomes three monthly payments in default. For reporting purposes and internal tracking purposes, we do not consider a loan to be in default until the borrower has missed two consecutive payments.
Depending upon its scheduled payment date, a loan delinquent for two consecutive monthly payments could be reported
to PMI between the 31   and the 60   day after the first missed payment.
Flow – generally refers to mortgage insurance offered on a loan-by-loan basis to lenders.
GSE Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to the GSEs.  This product was available from 1997 to 2001.
Interest Only Loans – refers to loans that do not reduce principal during the initial deferral period (usually between two and ten years) and therefore do not accumulate equity through loan amortization during the initial deferral period.
Insurance in Force (IIF) – refers to the current principal balance of all outstanding mortgage loans with insurance coverage as of a given date.
Less-than-A Quality Loans – we define less-than-A credit quality loans to include loans with credit scores of 619 or below.
The majority of our less-than-A-quality loans have credit scores above 575.
st
th

The PMI Group, Inc.
Definition of Terms
Modified Pool Insurance – modified pool insurance may be used in addition to primary mortgage insurance or may be placed on loans that do not require primary insurance. Coverage of modified pool products varies. Some products provide first loss protection by covering a percentage of the losses on individual loans held within the pool of insured loans up to a stated aggregate loss limit (“stop loss limit”) for the entire pool.  Some modified pool products offer mezzanine-level coverage by providing for claims payments only after a predetermined cumulative claims level, or deductible, is reached.
New Insurance Written (NIW) – refers to the original principal balance of all loans that receive new primary mortgage insurance coverage during a given period.
New Risk Written (NRW) – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for all loans that receive new primary mortgage insurance coverage during a given period.
Old Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to capital market participants.
Payment Option ARMs – generally refers to loans that provide the borrower an option every month to make a payment consisting of principal and interest, interest only, or an amount established by the lender that may be less than the interest owed.
Primary Insurance – refers to mortgage insurance placed on a loan-by-loan basis through our “flow” channel and mortgage insurance issued for mortgage-backed securities and portfolio investors through our “structured transactions” channel.
Primary insurance does not include pool or modified pool information.
Primary Risk in Force – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued through our “flow”
and “structured transactions” channels only.
Risk in Force (RIF) –
refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy.
Structured – generally refers to mortgage insurance offered by PMI that covers large portfolios of mortgage loans and is provided to issuers of mortgage backed securities (“MBS”) and portfolio investors.
Traditional Pool – covers the entire loss on a defaulted mortgage loan that exceeds the claim payment under any primary insurance coverage, up to a stated aggregate loss limit, or stop loss, for all of the loans in a pool. PMI is not currently offering traditional pool insurance to its customers.

The PMI Group, Inc.
Contents of Presentation
Focus on Particular
Primary Portfolio Segments
Part 3
Primary Portfolio Characteristics
Part 2
Portfolio Categories
Part 1
Primary Portfolio Vintage Development
Part 5
Primary Portfolio Characteristics by Vintage
Part 4
Modified Pool Characteristics by Vintage
Part 6
Captive Reinsurance
Part 7

Portfolio Categories

The PMI Group, Inc.
$26.3 Billion Primary Risk in Force
and $0.8 Billion Pool Risk in Force*
Primary Flow
83%
Primary
Structured
13%
Modified Pool
3%
General Portfolio Categories
Primary Flow Insurance
$23.0 billion of risk in force
Primary mortgage insurance offered to lenders
on a loan-by-loan basis
Primary Structured Insurance
$3.3 billion of risk in force
Credit enhancement solutions offered across the
credit spectrum to agency and non-agency MBS
issuers as well as portfolio investors
Modified Pool Risk in Force
$0.5 billion of remaining risk in force¹
Insurance offered to agency and non-agency MBS
issuers and investors
Other Pool
$0.3 billion of remaining risk in force¹
Prior to 2002, PMI offered certain pool insurance
products, referred to principally as GSE or Old Pool,
to lenders, the GSEs and non-agency market
Other Pool
1%
* At June 30, 2010
Note: Due to rounding, the sum of percentages may not total 100%
1
Remaining risk in force for modified and other pool excludes non-performing risk exposures, for which loss reserves have been established.

The PMI Group, Inc.
$26.3 Billion Primary Risk in Force*
Legacy: Performing
59%
New writings
17%
General Portfolio Categories
Legacy: Performing
$15.5 billion of risk in force
Performing risk in force from 1H 2008 and prior
Continues to perform through the housing
downturn and generates strong annual
revenues
Legacy: Non-performing
$6.3 billion of risk in force
Non-performing risk in force from 1H 2008 and prior
Key focus of PMI’s loss mitigation efforts
PMI’s Homeownership Preservation Initiatives
Home Affordable Modification Program (HAMP)
Other loan modification programs
New writings
$4.4 billion of risk in force
Risk in force originated in 2H 2008, 2009 and 2010
High quality business originated under new
guidelines and higher premium rates
* At June 30, 2010
Note: Due to rounding, the sum of percentages may not total 100%
Legacy: Non-performing
24%

The PMI Group, Inc.
New Writings*
New writings
$4.4 billion of risk in force from $21.0 billion of new insurance written in 2H 2008, 2009 and 2010
High quality business originated under new guidelines and higher premium rates
* At June 30, 2010
1 Condominium includes Townhouses and Cooperatives
New writings characteristics as percentage of risk in force
Loan Type
100% Fixed Rate
Property Type
82% Single Family
17% Condominium
¹
Occupancy
95% Owner Occupied
3% Second Home
Average FICO of 742
92% FICO 680 and above
72% FICO 720 and above
Average Loan to Value of 90%
97% at 95% LTV and below
61% at 90% LTV and below
Average loan size of $215,000

Primary Portfolio Characteristics

The PMI Group, Inc.
2.9%
2.5%
7.1%
7.5%
11.6%
14.6%
27.7%
16.0%
7.6%
2.3%
0% 10% 20% 30% 40% 50%
Prior to 2002
2002
2003
2004
2005
2006
2007
2008
2009
2010
$107.6 Billion Primary IIF $26.3 Billion Primary RIF
U.S. Portfolio Age Distribution
Average
Rate  (1)
(1) Average loan fixed annual mortgage interest rate
3.0%
2.7%
7.3%
8.2%
12.1%
15.1%
27.8%
15.0%
6.7%
2.2%
0% 10% 20% 30% 40% 50%
Prior to 2002
2002
2003
2004
2005
2006
2007
2008
2009
2010
5.14%
6.24%
6.86%
6.89%
6.16%
6.10%
6.01%
6.85%
7.69%
Note: Due to rounding, the sum of percentages may not total 100%
5.00%

The PMI Group, Inc.
Primary Risk in Force by FICO Score
1.7%
7.8%
6.8%
5.9% 5.9%
4.9%
33.8%
34.6%
34.7%
33.1%
29.0%
23.4%
24.1%
24.6%
24.3%
30.3%
30.7%
31.5%
32.7%
36.1%
39.2%
1.7%
3.0% 2.5%
2.1% 1.8% 2.2%
5.0% 5.2%
29.6%
30.8%
24.6%
25.1%
25.1%
38.2%
0%
25%
50%
75%
100%
2004 2005 2006 2007 2008 2009 2010
Less than 575 720 and above
680 - 719
620 - 679 575 - 619
U.S. Portfolio Credit Score Distribution
Excludes unreported FICO scores

The PMI Group, Inc.
LTVs between 85.01% and 90%
Primary Risk in Force by Loan to Value
9.2% 9.3%
7.0% 7.0% 7.0%
38.1% 38.2%
36.4%
33.7%
31.0%
29.5%
30.5% 30.6%
6.6%
5.3%
4.6%
3.8%
4.0% 4.0%
11.9%
14.3%
17.6%
20.4%
20.1%
8.9%
7.1%
35.0%
37.5%
37.9%
37.4%
35.9%
29.9%
4.1%
21.5%
24.6%
0%
25%
50%
75%
100%
2004 2005 2006 2007 2008 2009 2010
LTVs above 97% LTVs between 95.01% and 97%
LTVs between 90.01% and 95%
LTVs of 85% and below
U.S. Portfolio Loan to Value Distribution
Note: Due to rounding, the sum of percentages may not total 100%

The PMI Group, Inc.
U.S. Portfolio Geographic Distribution
1 Top ten states as determined by primary RIF on June 30, 2010
2 Default rates as of June 30, 2010, December 31, 2009 and June 30, 2009
9.9%
7.7%
7.6%
5.2%
3.9%
3.4%
4.0%
3.3%
4.7%
3.3%
Florida 9.9% 40.75% 41.14% 34.14%
Texas 7.7% 11.88% 12.97% 9.84%
California 7.6% 33.82% 36.68% 30.84%
Illinois 5.2% 24.92% 24.96% 18.86%
Georgia 4.7% 22.19% 23.15% 17.57%
% of RIF
Jun 2010 Dec 2009 Jun 2009
New York 4.0% 19.55% 18.50% 13.70%
Ohio 3.9% 17.03% 18.04% 14.84%
Pennsylvania 3.4% 15.05% 15.46% 12.27%
New Jersey 3.3% 24.88% 24.06% 18.36%
Washington 3.3% 17.12% 16.50% 11.88%
% of RIF
Jun 2010 Dec 2009 Jun 2009
Top Ten States – Percent of Primary Risk in Force and Default Rates
Primary Default Rates Primary Default Rates
2
1
1
2

Focus on Particular Primary Portfolio Segments

(Percentage of primary risk in force)

(Percentage of primary risk in force)

(Percentage of primary risk in force)

The PMI Group, Inc.
0.31%
0.04%
0.06%
0.07%
0.07%
0.0%
0.3%
0.5%
0.8%
1.0%
2010 2011 2012
`
U.S. Portfolio Interest Rate Adjustments
0.21%
0.06%
0.33%
0.0%
0.3%
0.5%
0.8%
1.0%
2010 2011 2012
Rate Adjustments
by Credit Quality
Rate Adjustments of
Hybrid Loans and Other ARMs
Rate Adjustments in
Distressed Geographic
Regions
0.29%
0.06%
0.11%
0.14%
0.0%
0.3%
0.5%
0.8%
1.0%
2010 2011 2012
Other ARMs 3/27s
Prime
Alt-A Less than A Quality
Note: 2/28s resets in 2010 and 2011 are 0.01% and 0.00%, respectively
California All Other Florida Auto States
Note: Auto states include Michigan, Ohio, Illinois and Indiana
Note: Percentages are of total Primary RIF at June 30, 2010
2010 2011 2012
Total interest rate adjustments as a percentage of primary risk in force:
0.54% 0.06% 0.00%
0.01%
0.01%
0.01%

The PMI Group, Inc.
California
at June 30, 2010
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
CA RIF
% of
Total RIF
% of
Total RIF
Note: Due to rounding, the sum of percentages may not total 100%
% of
CA RIF
$2.0 Billion of Total Risk in Force
7.6% of PMI’s Primary Risk in Force
$292,891 Average Loan Size
MSA Distribution of Total Primary RIF
Oakland-Fremont-Hayward, CA – 0.4%
San Diego-Carlsbad-San Marcos – 0.6%
Sacramento--Arden-Arcade—Roseville – 0.7%
Riverside-San Bernardino-Ontario – 1.4%
Los Angeles-Long Beach-Glendale – 1.6%
FICO Scores²
720 and above  42.6% 3.2%
680-719 26.8% 2.0%
620-679 27.4% 2.1%
575-619 2.4% 0.2%
Less than 575 0.6% 0.0%
Loan to Value
Above 97.00% 12.6% 1.0%
95.01% to 97.00% 2.0% 0.2%
90.01% to 95.00% 19.9% 1.5%
85.01% to 90.00% 51.9% 3.9%
85.00% and below 13.5% 1.0%
Loan Type
Fixed Rate 79.0% 6.0%
ARM 21.0% 1.6%
Property Type¹
Single Family 80.7% 6.1%
Condominium 15.8% 1.2%
Multi-Family and other 3.5% 0.3%
Occupancy
Primary Residence 93.8% 7.1%
Second Home 2.6% 0.2%
Non-owner occupied 3.6% 0.3%
Alt-A 28.6% 2.2%

The PMI Group, Inc.
Florida
at June 30, 2010
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
FL RIF
% of
Total RIF
% of
FL RIF
% of
Total RIF
$2.6 Billion of Total Risk in Force
9.9% of PMI’s Primary Risk in Force
$174,284 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Loan Type
Fixed Rate 84.8% 8.4%
ARM 15.2% 1.5%
Property Type¹
Single Family 72.0% 7.1%
Condominium 26.0% 2.6%
Multi-Family and other 2.0% 0.2%
Occupancy
Primary Residence 80.0% 7.9%
Second Home 11.8% 1.2%
Non-owner occupied 8.2% 0.8%
Alt-A 32.6% 3.2%
Tampa-St. Petersburg-Clearwater, FL– 1.4%
MSA Distribution of Total Primary RIF
Jacksonville, FL– 0.7%
Fort Lauderdale-Deerfield Beach, FL– 1.0%
Miami-Miami Beach-Kendall, FL– 1.6%
Orlando-Kissimmee, FL– 1.5%
FICO Scores²
720 and above  36.1% 3.6%
680-719 27.2% 2.7%
620-679 30.9% 3.1%
575-619 4.2% 0.4%
Less than 575 1.2% 0.1%
Loan to Value
Above 97.00% 20.1% 2.0%
95.01% to 97.00% 2.7% 0.3%
90.01% to 95.00% 29.6% 2.9%
85.01% to 90.00% 40.9% 4.1%
85.00% and below 6.6% 0.7%

The PMI Group, Inc.
Loan Type
Fixed Rate 90.1%         2.3%
ARM 9.9% 0.3%
Property Type¹
Single Family 85.2%         2.2%
Condominium 11.7% 0.3%
Multi-Family and other 3.2% 0.1%
Occupancy
Primary Residence 86.5%         2.2%
Second Home 8.0% 0.2%
Non-owner occupied 5.4% 0.1%
Alt-A 20.2% 0.5%
Arizona
at
June 30, 2010
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
AZ RIF
Total RIF
% of
AZ RIF
% of
Total RIF
FICO Scores²
720 and above  38.9% 1.0%
680-719 25.8% 0.7%
620-679 29.4% 0.8%
575-619 3.7% 0.1%
Less than 575 1.0% 0.0%
Loan to Value
Above  97.00% 26.8% 0.7%
95.01% to 97.00% 2.7% 0.1%
90.01% to 95.00% 24.3% 0.6%
85.01% to 90.00% 39.3% 1.0%
85.00% and below 7.0% 0.2%
$0.7 Billion of Total Risk in Force
2.6% of PMI’s Primary Risk in Force
$186,077 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Lake Havasu City-Kingman, AZ-0.1%
Yuma, AZ – 0.1%
Prescott, AZ-0.1%
Tucson, AZ-0.4%
Phoenix-Mesa, AZ – 1.8%
MSA Distribution of Total Primary RIF

The PMI Group, Inc.
Loan Type
Fixed Rate 83.1%         1.3%
ARM 16.9% 0.3%
Property Type
¹
Single Family 79.2%         1.2%
Condominium 19.1% 0.3%
Multi-Family and other 1.7% 0.0%
Occupancy
Primary Residence 83.1%         1.3%
Second Home 12.2% 0.2%
Non-owner occupied 4.8% 0.1%
Alt-A 27.8% 0.4%
Nevada
at
June 30, 2010
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
NV RIF
Total RIF
% of
NV RIF
% of
Total RIF
FICO Scores
²
720 and above  40.9% 0.6%
680-719 26.8% 0.4%
620-679 28.6% 0.4%
575-619 2.6% 0.0%
Less than 575 0.5% 0.0%
Loan to Value
Above  97.00% 18.4% 0.3%
95.01% to 97.00% 1.7% 0.0%
90.01% to 95.00% 27.4% 0.4%
85.01% to 90.00% 45.0% 0.7%
85.00% and below 7.5% 0.1%
Note: Due to rounding, the sum of percentages may not total 100%
Las Vegas-Paradise, NV-1.3%
Reno-Sparks, NV-0.2%
Carson City, NV-0.01%
MSA Distribution of Total Primary RIF
$0.4 Billion of Total Risk in Force
1.6% of PMI’s Primary Risk in Force
$228,584 Average Loan Size

The PMI Group, Inc.
Alt-A
at June 30, 2010
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
Alt-A RIF
% of
Total RIF
% of
Total RIF
$4.3 Billion of Total Risk in Force
16.3% of PMI’s Primary Risk in Force
$206,880 Average Loan Size
Guideline Changes
% of
Alt-A RIF
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores²
720 and above  37.8% 6.2%
680-719 35.1% 5.7%
620-679 27.1% 4.4%
575-619 0.0% 0.0%
Less than 575 0.0% 0.0%
Loan to Value
Above 97.00% 12.7% 2.1%
95.01% to 97.00% 0.2% 0.0%
90.01% to 95.00% 27.1% 4.4%
85.01% to 90.00% 49.9% 8.1%
85.00% and below 10.1% 1.6%
With the exception of previously issued
commitments, effective June 1, 2008,
PMI no longer insures Alt-A
Loan Type
Fixed Rate 77.1%       12.6%
ARM 22.9% 3.7%
Property Type¹
Single Family 77.7%       12.7%
Condominium 15.2% 2.5%
Multi-Family and other 7.1% 1.2%
Occupancy
Primary Residence 81.7%       13.3%
Second Home 6.7% 1.1%
Non-owner occupied 11.6% 1.9%
State Distribution of Alt-A RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%

Primary Portfolio Characteristics by Vintage

The PMI Group, Inc.
$3,543
$426
$454
$2,774
$1,870
$2,605
$1,990
$4,289
$5,297
$1,300
$26,304
$10,320
$7,635
$6,402
$24,008
43.3%
21.3%
19.5%
40.8%
34.6%
42.4%
26.9%
42.8%
50.1%
35.2%
20.8%
11.4%
20.9%
27.5%
42.0%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Risk Characteristics
Risk Characteristics: Total Primary Portfolio
Risk in Force (dollars in millions) Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Total Primary Portfolio:
PMI’s total primary book is primarily driven by the flow channel
Loans are primarily fixed rate and owner occupied with FICO scores greater than 620
Certain geographies and select products have exhibited heightened levels of defaults
Total Primary Risk in Force as of June 30, 2010

The PMI Group, Inc.
Portfolio Characteristics – Primary RIF as of June 30, 2010
All $  in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO
Total
Credit Score
Loan Type
Less than 575 575 - 619 720 and above ARM
Total
2/28s
1
Excludes unreported FICO scores    At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type.  Vintage refers to the year that the insurance was issued.
Total Portfolio $26,303.9 $454.1 $1,299.7 $7,635.5 $6,402.2 $10,320.3 $24,008.0 $1,869.9 $426.0
Default Rate 20.8% 43.3% 35.2% 27.5% 20.9% 11.4% 19.5% 42.0% 50.1%
2010 Vintage $577.6 $0.1 $0.0 $0.4 $91.3 $485.5 $576.9 $0.7 $0.0
Default Rate 0.1% 0.0% 0.0% 0.0% 0.2% 0.1% 0.1% 0.0% 0.0%
2009 Vintage $1,753.7 $0.2 $0.3 $65.1 $309.2 $1,376.1 $1,749.9 $3.8 $0.0
Default Rate 1.1% 0.0% 25.0% 6.8% 2.1% 0.6% 1.1% 5.8% 0.0%
2008 Vintage $3,933.9 $4.8 $46.2 $722.3 $1,028.7 $2,128.1 $3,884.8 $49.2 $0.0
Default Rate 12.9% 43.1% 34.2% 23.0% 14.8% 7.6% 12.8% 25.0% 0.0%
2007 Vintage $7,299.6 $180.0 $487.5 $2,290.0 $1,853.9 $2,468.6 $6,805.2 $457.6 $36.9
Default Rate 30.2% 49.5% 41.1% 34.0% 30.0% 20.8% 29.3% 42.5% 57.8%
2006 Vintage $3,979.5 $52.2 $175.4 $1,423.7 $1,032.7 $1,275.1 $3,239.1 $536.8 $203.6
Default Rate 30.0% 48.0% 38.3% 35.0% 30.5% 21.2% 26.2% 53.7% 59.7%
2005 Vintage $3,195.6 $42.4 $144.3 $1,177.9 $818.5 $988.0 $2,558.6 $481.6 $155.4
Default Rate 22.9% 40.6% 33.0% 27.7% 23.0% 14.4% 19.3% 45.2% 41.0%
2004 Vintage and Prior $5,563.9 $174.4 $446.1 $1,955.9 $1,268.1 $1,598.9 $5,193.6 $340.2 $30.1
Default Rate 16.4% 37.8% 29.8% 20.3% 13.2% 7.7% 15.6% 29.7% 39.5%
Total Portfolio $2,773.6 $5,296.9 $4,289.1 $1,989.9 $2,605.2 $3,542.7 $161,469 93% 697
Default Rate 42.8% 26.9% 42.4% 34.6% 40.8% 21.3%
2010 Vintage $0.1 $0.0 $0.0 $38.8 $7.8 $68.3 $214,238 90% 757
Default Rate 0.0% 0.0% 0.0% 0.0% 0.6% 0.0%
2009 Vintage $2.7 $0.0 $1.9 $57.3 $33.6 $211.0 $212,837 90% 751
Default Rate 5.6% 0.0% 30.0% 0.9% 2.4% 1.1%
2008 Vintage $213.4 $235.7 $197.1 $399.6 $200.4 $483.1 $203,215 91% 721
Default Rate 25.4% 22.2% 37.1% 19.9% 29.8% 13.3%
2007 Vintage $1,366.2 $2,523.0 $1,751.4 $696.8 $814.7 $813.8 $186,151 94% 686
Default Rate 47.1% 31.9% 47.7% 49.1% 53.2% 28.3%
2006 Vintage $701.8 $1,058.5 $1,242.4 $317.5 $612.8 $525.1 $170,696 93% 691
Default Rate 45.3% 26.8% 47.7% 57.5% 56.9% 27.3%
2005 Vintage $417.5 $613.7 $665.9 $266.9 $466.2 $481.8 $154,660 92% 692
Default Rate 36.8% 22.5% 39.2% 42.0% 43.5% 21.6%
2004 Vintage and Prior $72.0 $866.0 $430.4 $213.2 $469.6 $959.6 $109,107 93% 684
Default Rate 32.3% 19.8% 25.2% 15.2% 21.6% 19.8%
2
Fixed Rate 620 - 679 680 - 719
1
2

The PMI Group, Inc.
$21,582
$5,699
$6,493
$9,391
$22,999
$991
$4,353
$3,376
$1,618
$2,260
$1,417
$2,176
$270
$0
$3,098
42.3%
26.4%
20.4%
11.1%
19.7%
34.7%
43.6%
27.1%
43.2%
33.5%
40.7%
19.0%
19.9%
46.5%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Flow Risk in Force as of June 30, 2010
Risk Characteristics: Flow
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score Total
Loan Type
Risk Characteristics
Primary Flow Portfolio:
PMI’s primary flow book represents 87% of primary insurance and is primarily owner occupied, fixed rate loans with FICO scores greater than 620
Approximately 93% of flow risk in force is within conforming loan limits
Approximately 52% of flow risk in force is in captive reinsurance agreements

The PMI Group, Inc.
Portfolio Characteristics – Flow RIF as of June 30, 2010
All $  in Millions, except for Average Loan Size
Credit Score
Loan Type
Less than 575 575 - 619 720 and above ARM
Total 2/28s
1
Excludes unreported FICO scores  ² At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year that the insurance was issued.
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO
Specific Portfolio Characteristics
Total Portfolio $22,999.1 $269.9 $990.6 $6,492.8 $5,699.0 $9,390.5 $21,581.9 $1,417.2 n/a
Default Rate 19.7% 46.5% 34.7% 26.4% 20.4% 11.1% 19.0% 42.3% n/a
2010 Vintage $577.6 $0.1 $0.0 $0.4 $91.3 $485.5 $576.9 $0.7 n/a
Default Rate 0.1% 0.0% 0.0% 0.0% 0.2% 0.1% 0.1% 0.0% n/a
2009 Vintage $1,753.6 $0.2 $0.3 $65.1 $309.2 $1,376.1 $1,749.8 $3.8 n/a
Default Rate 1.1% 0.0% 25.0% 6.9% 2.1% 0.6% 1.1% 5.8% n/a
2008 Vintage $3,879.2 $3.9 $43.7 $706.7 $1,014.3 $2,106.7 $3,835.3 $43.9 n/a
Default Rate 12.8% 40.4% 33.8% 22.9% 14.7% 7.6% 12.7% 26.1% n/a
2007 Vintage $6,080.9 $126.3 $392.8 $1,976.3 $1,580.1 $1,985.8 $5,795.8 $285.1 n/a
Default Rate 31.3% 56.8% 42.7% 34.5% 31.5% 22.4% 30.7% 51.5% n/a
2006 Vintage $2,999.7 $22.2 $121.2 $1,013.1 $807.8 $1,015.1 $2,576.0 $423.8 n/a
Default Rate 28.0% 50.7% 36.6% 31.7% 29.3% 20.8% 25.3% 55.9% n/a
2005 Vintage $2,723.0 $19.1 $102.7 $957.4 $711.9 $907.4 $2,344.5 $378.5 n/a
Default Rate 21.5% 43.5% 31.1% 25.8% 22.2% 14.4% 19.1% 44.2% n/a
2004 Vintage and Prior $4,985.0 $98.0 $330.0 $1,773.8 $1,184.5 $1,513.9 $4,703.6 $281.4 n/a
Default Rate 15.6% 37.3% 28.3% 19.9% 13.1% 7.8% 15.1% 26.7% n/a
Total Portfolio $2,175.8 $4,353.1 $3,375.5 $1,617.9 $2,260.2 $3,097.8 $161,952 93% 701
Default Rate 43.6% 27.1% 43.2% 33.5% 40.7% 19.9%
2010 Vintage $0.1 n/a n/a $38.8 $7.8 $68.3 $214,238 90% 757
Default Rate 0.0% n/a n/a 0.0% 0.6% 0.0%
2009 Vintage $2.7 $0.0 $1.9 $57.3 $33.6 $211.0 $212,840 90% 751
Default Rate 5.6% 0.0% 30.0% 0.9% 2.4% 1.1%
2008 Vintage $212.4 $216.3 $195.5 $398.2 $198.7 $478.2 $203,341 91% 722
Default Rate 25.3% 22.4% 37.5% 19.9% 29.6% 13.1%
2007 Vintage $1,191.1 $2,136.2 $1,527.7 $596.6 $676.5 $681.7 $187,483 94% 688
Default Rate 48.6% 32.9% 48.9% 51.4% 56.9% 28.1%
2006 Vintage $445.1 $806.0 $799.0 $186.9 $493.4 $381.8 $170,213 93% 695
Default Rate 46.7% 26.6% 50.5% 58.4% 56.3% 24.5%
2005 Vintage $260.8 $547.5 $492.0 $158.5 $430.8 $400.3 $152,342 93% 696
Default Rate 36.6% 21.3% 39.7% 43.9% 43.1% 20.5%
2004 Vintage and Prior $63.4 $647.0 $359.3 $181.6 $419.3 $876.5 $109,314 93% 689
Default Rate 30.5% 18.6% 24.9% 14.4% 21.4% 18.9%
2
Fixed Rate 680 - 719 620 - 679
1

The PMI Group, Inc.
Risk Characteristics: Structured Transactions
$184
$598
$944
$426 $445
$2,426
$345
$372
$914
$309
$3,305
$930
$1,143
$703
$453
50.1%
39.4%
41.3%
30.0%
23.1%
41.5%
40.2%
39.6%
26.0%
39.7%
36.5%
28.0%
15.1%
25.2%
34.2%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
`
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Risk Characteristics
Primary Structured Portfolio:
PMI’s primary structured book represents approximately 13% of total primary insurance
Highest defaults are reported in the 2/28 hybrid ARMs product, in which:
All of the 2/28 hybrid ARM risk in force has passed the interest rate reset date
Monthly reporting of notices of default began to decline in August 2007
Structured Transactions Risk in Force as of June 30, 2010

The PMI Group, Inc.
Portfolio Characteristics – Structured RIF at June 30, 2010
All $  in Millions, except for Average Loan Size
1
Excludes unreported FICO scores     At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year that the insurance was issued.
Credit Score
Loan Type
Less than 575 575 - 619 720 and above ARM
Total 2/28s
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO
Specific Portfolio Characteristics
Total Portfolio $3,304.8 $184.3 $309.1 $1,142.7 $703.2 $929.9 $2,426.2 $452.7 $426.0
Default Rate 28.0% 39.4% 36.5% 34.2% 25.2% 15.1% 23.1% 41.3% 50.1%
2010 Vintage n/a n/a n/a n/a n/a n/a n/a n/a n/a
Default Rate n/a n/a n/a n/a n/a n/a n/a n/a n/a
2009 Vintage $0.1 $0.0 $0.0 $0.1 $0.0 $0.0 $0.1 $0.0 $0.0
Default Rate 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
2008 Vintage $54.7 $0.9 $2.4 $15.6 $14.4 $21.4 $49.4 $5.3 $0.0
Default Rate 17.2% 50.0% 39.3% 25.6% 16.7% 5.7% 17.2% 17.6% #DIV/0!
2007 Vintage $1,218.7 $53.7 $94.7 $313.7 $273.8 $482.8 $1,009.4 $172.4 $36.9
Default Rate 26.0% 38.9% 37.1% 31.7% 22.6% 14.3% 22.7% 36.8% 57.8%
2006 Vintage $979.8 $30.0 $54.2 $410.7 $224.9 $260.1 $663.2 $113.0 $203.6
Default Rate 36.7% 45.8% 42.0% 44.5% 35.1% 23.0% 29.8% 47.9% 59.7%
2005 Vintage $472.6 $23.3 $41.6 $220.5 $106.6 $80.5 $214.1 $103.1 $155.4
Default Rate 31.6% 37.8% 38.3% 38.0% 30.0% 14.3% 21.6% 48.8% 41.0%
2004 Vintage and Prior $578.9 $76.4 $116.2 $182.1 $83.6 $85.0 $490.0 $58.8 $30.1
Default Rate 22.3% 38.4% 33.6% 23.3% 14.4% 7.1% 19.6% 41.0% 39.5%
Total Portfolio $597.8 $943.8 $913.7 $372.1 $345.1 $444.9 $158,340 92% 669
Default Rate 39.7% 26.0% 39.6% 40.2% 41.5% 30.0%
2010 Vintage n/a n/a n/a n/a n/a n/a n/a n/a n/a
Default Rate n/a n/a n/a n/a n/a n/a
2009 Vintage n/a n/a n/a n/a n/a n/a $186,111 88% 722
Default Rate n/a n/a n/a n/a n/a n/a
2008 Vintage $1.0 $19.4 $1.7 $1.3 $1.7 $4.8 $197,507 93% 698
Default Rate 30.8% 20.9% 7.8% 27.6% 41.9% 27.4%
2007 Vintage $175.1 $386.8 $223.7 $100.2 $138.2 $132.2 $180,791 94% 677
Default Rate 37.6% 27.3% 40.5% 37.8% 39.0% 29.4%
2006 Vintage $256.6 $252.5 $443.3 $130.5 $119.4 $143.4 $172,317 91% 679
Default Rate 42.4% 27.6% 43.5% 55.9% 59.5% 35.0%
2005 Vintage $156.6 $66.1 $173.8 $108.4 $35.4 $81.5 $170,091 89% 667
Default Rate 37.4% 34.9% 37.6% 38.4% 48.6% 26.4%
2004 Vintage and Prior $8.5 $219.0 $71.1 $31.6 $50.3 $83.1 $107,588 91% 645
Default Rate 44.3% 22.4% 26.2% 20.6% 23.1% 27.5%
Fixed Rate 680 - 719 620 - 679
2
2
1

Primary Portfolio Vintage Development

The PMI Group, Inc.
Primary Portfolio Vintage Development
1 13 25 37 49
Time Since Policy Issue Date (Years)
2005 2006 2007 2008 2009
Notice of Default Received by Vintage
Note: Vintage refers to the origination year.
1
2 3
4 5

Modified Pool Characteristics by Vintage

The PMI Group, Inc.
Modified Pool Portfolio Characteristics at June 30, 2010
All $ in Millions
Modified Pool:
Data shown in this exhibit is an aggregation of unique pools by book years
Remaining risk in force
³
for modified pool was approximately $550 million at June 30, 2010
Modified Pool with Deductibles remaining risk in force
³
was approximately $116 million
Modified Pool without Deductibles remaining risk in force
³
was approximately $434 million
Modified Pool with Deductibles
Modified Pool without Deductibles
All $ in Millions
1
PMI’s claims paid to date relates to the modified pool contracts in force as of June 30, 2010 and therefore excludes any payments made as part of restructurings.
2
Established loss reserves for non-performing (i.e. delinquent) modified pool loans, which represents PMI’s estimate of losses for those loans at June 30, 2010.
3
Remaining risk in force excludes non-performing risk exposures, for which loss reserves have been established.
2004 and Prior 2005 2006 2007 2008 / 2009
Insurance in Force $3,528 $290 $111 $1,087 n/a
Stop Loss Amount $137 $33 $12 $44 n/a
Losses Applicable to Deductible $19 $8 $2 $5 n/a
Deductible Balance $39 $7 $1 $16 n/a
PMI's Claims Paid to Date
¹
$0 $0 $0 $0 n/a
Reserves for Losses
²
$6 $4 $1 $2 n/a
Remaining Risk In Force
³
$73 $13 $8 $22 n/a
2004 and Prior 2005 2006 2007 2008 / 2009
Insurance in Force $2,011 $685 $3,571 n/a n/a
Stop Loss Amount $483 $28 $305 n/a n/a
PMI's Claims Paid to Date
¹
$54 $8 $66 n/a n/a
Reserves for Losses
²
$38 $11 $56 n/a n/a
Remaining Risk In Force
³
$242 $8 $184 n/a n/a

The PMI Group, Inc.
Modified Pool Portfolio Characteristics at June 30, 2010
Excludes unreported FICO scores Excludes Balloon, Buy Down, and Other  At origination
Note:  PMI did not insure any modified pool contracts with deductibles in 2008 or 2009 and did not insure any modified pool contracts without deductibles in 2007, 2008 or 2009
Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year that the insurance was issued.
All $  in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Specific Portfolio Characteristics
Credit Score Loan Type
Credit Score Loan Type
Total
Total
Fixed Rate ARM 2/28s
Fixed Rate ARM 2/28s
Deductible
Non Deductible
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV Avg FICO
Total Portfolio $5,016 $186 $381 $1,331 $1,032 $2,084 $4,505 $510 $0
2007 Vintage $1,087 $115 $253 $454 $187 $78 $684 $403 $0
2006 Vintage $111 $36 $38 $32 $3 $0 $111 $0 $0
2005 Vintage $290 $0 $1 $95 $82 $111 $211 $77 $0
2004 Vintage and Prior $3,528 $35 $89 $749 $759 $1,895 $3,499 $30 $0
Total Portfolio $110 $594 $1,760 $706 $316 $655 $135,675 74 705
2007 Vintage $0 $578 $0 $110 $87 $138 $171,696 95 640
2006 Vintage $0 $14 $0 $6 $9 $15 $138,656 82 595
2005 Vintage $0 $0 $236 $52 $29 $24 $172,519 77 704
2004 Vintage and Prior $110 $1 $1,524 $539 $192 $478 $125,292 69 722
Total Portfolio $6,266 $309 $698 $2,444 $1,463 $1,178 $3,777 $2,444 $0
2006 Vintage $3,571 $300 $660 $1,595 $696 $319 $1,300 $2,270 $0
2005 Vintage $685 $0 $4 $169 $219 $279 $680 $5 $0
2004 Vintage and Prior $2,011 $10 $34 $680 $548 $579 $1,797 $169 $0
Total Portfolio $356 $1,383 $2,167 $981 $549 $756 $143,411 86 669
2006 Vintage $115 $1,322 $158 $396 $359 $596 $151,834 94 647
2005 Vintage $106 $0 $527 $164 $35 $31 $187,573 74 713
2004 Vintage and Prior $134 $61 $1,482 $420 $154 $129 $121,667 78 693
Modified Pool Portfolio Insurance in Force
2
1
3
1
3
1
2 3
2

Captive Reinsurance

The PMI Group, Inc.
$82
$174
$350
$491
$34
2007 2008 2009 2010 2011
Captive reinsurers are wholly-owned, bankruptcy remote subsidiaries of originators that provide mezzanine level reinsurance for loans for which PMI has provided primary mortgage insurance coverage.
PMI is the named beneficiary on captive trust balances totaling approximately $900 million as of June 30, 2010.
At June 30, 2010, approximately 52.0% of flow risk in force was covered by captive reinsurance agreements, including:
Based on current expectations of defaults, PMI forecasts the following approximate reductions to total incurred losses as a result of captive reinsurance agreements in 2010 and 2011:
Benefit from Captive Reinsurance Agreements
PMI’s Captive Reinsurance Agreements
(Dollars in Millions)
Flow Risk in Force Covered by Captives
~ 55% of LTVs >97%* ~ 60% of less-than-A quality
~ 50% of Alt-A ~ 52% of prime
* Captive coverage for LTVs greater than 97% may overlap with other listed categories
Actual Projected

The PMI Group, Inc.
PMI’s Captive Reinsurance Agreements
PMI Mortgage Insurance Co.
Captive Reinsurance Agreements Analysis
(Dollars in Millions)
Note: Due to rounding, the totals may not equal the sum of each category
Note: For the combined captive trust arrangements, the weighted average entry point is 4.06% and the weighted average exit point is 11.80%.
Original RIF has been recalculated for the impact of rescissions.
The cumulative captive benefit on this page is for excess-of-loss (XOL) captive reinsurance agreements only.
Original Progression to
Book Year RIF Attachment Point
2004 & Prior Total
$12,018 0 - 50% $645 $183.1
5,912 50 - 75% 605 165.0
2,044 75 - 99% 336 70.0
7,069 Attached 1,251 308.4
$27,043 $2,838 $726.5 $59.6 $4.4
2005 Total
$24 0 - 50% $8 $0.3
32 50 - 75% 21 0.8
8 75 - 99% 4 0.4
4,502 Attached 1,916 525.4
$4,566 $1,949 $526.9 $242.5 $125.6
2006 Total
$4 0 - 50% $2 $0.1
27 50 - 75% 15 0.7
22 75 - 99% 12 0.9
3,266 Attached 1,892 558.6
$3,319 $1,921 $560.3 $246.1 $124.1
2007 Total
$35 0 - 50% $22 $0.6
0 50 - 75% 0 0.0
9 75 - 99% 7 0.4
4,818 Attached 3,653 756.1
$4,862 $3,681 $757.1 $327.1 $41.8
2008 Total
$167 0 - 50% $123 $2.3
212 50 - 75% 167 6.8
98 75 - 99% 79 3.8
1,259 Attached 1,038 89.0
$1,736 $1,408 $101.9 $30.0 $0.0
Cumulative Captive Benefit (MM) $905.3 $295.9
Total Captive Trust Balances (MM) $900.2
Captive
Benefit
Current Ever to Date Captive
RIF Incurred Losses Benefit
Cumulative
June 30, 2010
Incurred Loss
Cumulative
Paid Loss
$802 $184.9
640 161.1
534 82.4
1,154 259.0
$3,129 $687.4 $44.1 $2.8
$32 $1.0
0 0.0
22 2.4
2,037 456.8
$2,091 $460.1 $212.4 $74.6
$19 $0.8
4 0.2
11 0.9
2,052 488.6
$2,087 $490.5 $235.3 $56.7
$24 $0.5
0 0.0
8 0.5
3,911 667.8
$3,943 $668.8 $318.2 $0.0
$245 $4.7
366 13.1
8 0.4
874 66.8
$1,493 $85.0 $23.8 $0.0
$833.8 $134.2
$940.7
Benefit
Captive
Benefit
Cumulative Cumulative
December 31, 2009
Paid Loss Incurred Loss
Captive Current
RIF
Ever to Date
Incurred Losses
$1,055 $190.1
809 154.4
624 88.5
959 185.8
$3,446 $618.8 $19.7 $1.7
$34 $0.8
4 0.3
34 2.6
2,175 371.9
$2,248 $375.6 $173.5 $36.6
$25 $0.5
16 0.8
0 0.0
2,203 396.1
$2,244 $397.4 $196.4 $14.1
$28 $0.4
0 0.0
8 0.4
4,188 511.9
$4,224 $512.7 $253.1 $0.0
$652 $8.9
355 13.2
148 6.3
437 26.8
$1,593 $55.2 $10.5 $0.0
$653.3 $52.4
$898.0
Incurred Losses
Ever to Date
Benefit Benefit
Incurred Loss Paid  Loss
Captive Captive
Cumulative Cumulative
June 30, 2009
RIF
Current

The PMI Group, Inc.
Forward-Looking Statement
Cautionary Statement:
Statements in this supplement that are not historical facts, or that relate to future plans, events or performance are “forward-looking” statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Such statements include our expectations regarding the quality of new insurance writings in the second half of 2008, 2009 and 2010 and reductions to incurred losses provided by captive reinsurance agreements. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements. Such factors include, among others:
Potential significant future losses as a result of a variety of factors that are outside our control and difficult to predict.  Among other factors affecting future losses and that could cause losses to increase more rapidly or to higher levels than expected are the following:
Future economic conditions, including unemployment rates, interest rates and home prices.
The level of new delinquencies, the cure and claim rates of delinquencies (including the level of future modifications of delinquent loans) and the claim severity within MIC’s mortgage insurance portfolio.
The level of future rescissions and claim denials and future reversals of rescission and claim denials.
The timing of future claims paid; and
Future levels of new insurance written (and the profitability of such business), which will impact future premiums written and earned and future losses.
Even with our improved capital position following our recent capital raise, increased losses or an acceleration of expected losses could cause MIC to be out of compliance with applicable regulatory requirements and could require MIC to cease writing new business in the future;
In sixteen states, so long as a mortgage insurer does not meet a required minimum policyholders’ position or exceeds a maximum
permitted risk-to-capital ratio (generally 25 to 1), it may be prohibited from writing new business.   In some states, including Arizona,
MIC’s state of domicile, the applicable regulator has discretion as to whether the mortgage insurer may continue to write new business.
In the event that we are unable to write new mortgage insurance in a limited number of states for the reasons discussed above, we have a plan to enable us to write new mortgage insurance in those states out of an existing subsidiary, PMI Mortgage
Assurance Co. There can be no assurance that we will be able to effectuate this plan.
Our expectation that, because our loss reserves are not intended to be an estimate of total future losses, our ultimate actual losses will be higher than, and could substantially exceed, our loss reserve estimates;

The PMI Group, Inc.
Forward-Looking Statement
The risk that our underwriting policies may not anticipate all risks and/or the magnitude of potential loss;
The potential litigation risk associated with our rescission activity and, in the event that we are unsuccessful in defending our rescission decisions, the need to establish loss reserves for, and reassume risk on, delinquent rescinded loans;
The risk that we overestimate the number of loans that ultimately cure as a result of loan modifications, which management factors in when establishing loss reserve estimates, and which could result in loss reserves that are insufficient to cover our losses on existing delinquent loans;
The aging of our mortgage insurance portfolio and changes in severity or frequency of losses associated with our mortgage insurance policies;
The performance of our insured portfolio of higher risk loans, such as Alternative-A (“Alt-A”) and less than-A quality loans, and adjustable rate and interest-only loans, which have resulted in increased losses in prior periods and are expected to result in further losses;
The risk that Fannie Mae and/or Freddie Mac (collectively, the “GSEs”) determine that we are no longer an eligible provider of mortgage insurance;
The risk that the value of the contingent note we received in connection with the sale of PMI Australia is reduced and, therefore, reduces or eliminates the commitments of the lenders under our credit facility and requires us to repay amounts borrowed under the credit facility;
Further downgrades or other ratings actions with respect to our credit ratings or insurer financial strength ratings assigned by the major rating agencies;
Heightened competition from the Federal Housing Administration and the Veterans’ Administration or other private mortgage insurers;
Potential changes in the charters or business practices of the GSEs, the largest purchasers of mortgages;
The potential future impairment of the value of certain securities held in our investment portfolios as a result of the significant volatility in the capital markets;
Volatility in our earnings caused by changes in the fair value of our derivative contracts and our need to reevaluate the premium deficiencies in our mortgage insurance business on a quarterly basis; and
Heightened regulatory and litigation risks faced by the financial services industry, the mortgage insurance industry and the Company and
MIC;
Potential additional losses in our European operations as a result of deteriorating economic conditions and the potential that we must make additional capital contributions to those operations, and/or CMG Mortgage Insurance Company, pursuant to capital support agreements.
Other risks and uncertainties are discussed in our SEC filings, including in Item 1A of our Quarterly
Report on Form 10-Q for the quarter ended March 31, 2010, and our Annual Report on Form 10-K for the year ended December 31, 2009. We undertake no obligation to update forward-looking statements.